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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 333-37612 and 333-82961 on Form S-8.

                                             /s/ ARTHUR ANDERSEN LLP

May 16, 2001